UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant         ☒         Filed by a party other than the Registrant         ☐

Check the appropriate box:

☐         Preliminary Proxy Statement

☐         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐         Definitive Proxy Statement

☒         Definitive Additional Materials

☐         Soliciting Material under 240.14a-12

OPKO Health, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐         Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OPKO

P.O. BOX 8016, CARY, NC 27512-9903

OPKO Health, Inc.
Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on June 22, 2023
For Stockholders as of April 24, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/OPK

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/OPK

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 12, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/OPK	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

OPKO Health, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Thursday, June 22, 2023
Time: 10:00 AM, Eastern Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/OPK for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/OPK

SEE REVERSE FOR FULL AGENDA

OPKO Health, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 4
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1. To elect as directors the twelve nominees named in the attached proxy statement for a term of office expiring at the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified;

   1.01 Phillip Frost, M.D.

   1.02 Jane H. Hsiao, Ph.D., MBA

   1.03 Elias A. Zerhouni, M.D.

   1.04 Steven D. Rubin

   1.05 Gary J. Nabel, M.D., Ph.D.

   1.06 Alexis Borisy

   1.07 Richard M. Krasno, Ph.D.

   1.08 Prem A. Lachman, M.D.

   1.09 Roger J. Medel, M.D.

   1.10 John A. Paganelli

   1.11 Richard C. Pfenniger, Jr.

   1.12 Alice Lin-Tsing Yu, M.D., Ph.D.

2. The approval of a non-binding resolution regarding the compensation paid to the Company's named executive officers ("Say on Pay");

3. To approve a non-binding advisory resolution on the frequency of the advisory vote on Say on Pay in future years ("Say on Frequency");

4. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023; and

5. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.